Covanta Holding Corporation First Quarter 2013 Earnings Conference Call NYSE: CVA April 18, 2013 1 Exhibit 99.2

Cautionary Statements 2 All information included in this earnings presentation is based on continuing operations. Forward-Looking Statements Certain statements in this presentation may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward- looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward- looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. The non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow and Adjusted EPS, as described and used in this earnings presentation, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA, Free Cash Flow and Adjusted EPS are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition candidates, and highlight trends in the overall business. In each case, a reconciliation to the nearest GAAP measure is provided.

Q1 2013 Highlights

COVANTA ENERGY for a cleaner world

(Unaudited, in millions, except EPS)	Q1 '12	Q1 '13	Management Remarks
Revenue	$392	$373	▲ Higher energy market pricing ▲ Organic growth initiatives ▼ Lower construction revenue ▼ Downtime from maintenance outages ▼ Lower revenues earned to service project debt ▼ Lower recycled metals market pricing
Adjusted EBITDA	$74	$58	▲ Higher energy market pricing ▲ Organic growth initiatives ▼ Downtime for maintenance outages ▼ Lower debt service pass through billings ▼ Lower recycled metals market pricing
Free Cash Flow	$77	$25	▼ Timing of construction working capital ▼ Decline in Adjusted EBITDA
Adjusted EPS	$(0.09)	$(0.21)	▼ Lower operating income ▼ Increased interest expense

- **Reaffirmed full year 2013 guidance**
  - Improved market energy prices → anticipated FY 2013 benefit $2.5 to $5.0 million
  - Q1 2013 Adjusted EBITDA decline of ~$9 million due to unscheduled and extended maintenance activity; remainder of decline primarily due to maintenance timing that will reverse in second half of year
- **Increased shareholder return**
  - Raised cash dividend by 10% to $0.66 per share, annualized
  - Increased buyback authorization to $150 million and repurchased $24 million during Q1 2013

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Waste Update • Current trends: – Consistent with expectations, average tip fee flat • Increased special waste volume and contract escalations • Offset by lower spot waste pricing and above market contract transitions – Continued double digit growth in special waste revenue • 2013 outlook: – Approximately 80% of waste revenue contracted; typically moves with inflation – Versus FY 2012, waste revenue expected to be approximately flat • Key drivers the same as initial guidance: – Contract escalations – Special waste revenue on track to grow double digits in 2013 – Above market contracts adjusting down to market – Some weakness in spot waste – Reduction in debt service pass through billings of ~$16 million 4

Energy Update • Current trends: – Market pricing has improved – Rule of thumb (unchanged): $1/MMBtu natural gas $5 to $10 million annual impact on 2013 Adjusted EBITDA • 2013E natural gas pricing of ~$4.00/MMBtu vs. initial guidance of $3.50/MMBtu  $2.5 to $5.0 million benefit • 2013 outlook: – 2013 per MWh pricing of total EfW portfolio (mid-$60’s) expected to be about flat with 2012 – Increase in EfW energy revenue share due to contract transitions is partially offset by lower waste revenue and increased expenses 5 Energy Portfolio (MWh, millions) 2012A 2013E Chg. EfW Contracted 3.3 3.7 +0.4 EfW Hedged 0.7 0.8 +0.1 EfW Exposed 0.8 0.9 +0.1 Total EfW 4.8 5.4 +0.6 Biomass (Contracted & Exposed) 0.7 0.8 +0.1 Total CVA 5.5 6.2 +0.7 (unaudited)

Recycled Metals Update

COVANTA ENERGY for a cleaner world

- **Current trends:**
  - Q1 prices down year-over-year; consistent with expectations
  - Q1 net metal revenue declined $4 million vs. prior year
    - Ferrous market price decline → ~$3 million revenue impact
    - Organic growth initiatives were offset by the lower metal volume related to reduction in waste processed
  - Ferrous volume also declined due to efforts to produce cleaner, higher quality metal
    - Lower volume, more than offset by improved price

- **2013 outlook:**
  - Rule of thumb (unchanged): $50 change in HMS #1 Index → ~$10 to $15 million annual impact on Adjusted EBITDA
    - Guidance assumes FY2013 HMS of $350
    - Increasing exposure to non-ferrous metals
      - Rule of thumb not precise -- assumes ferrous and non-ferrous prices move in tandem
  - Metal recovery target still on track
    - Targeting year-end net metal tons run rate of: ~340k ferrous; ~25k non-ferrous
    - Organic growth benefit largely in second half of year

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Summary • Q1 2013 summary: – Challenging quarter as a result of unplanned maintenance requirements – Energy markets strengthening – Making continued progress on organic growth initiatives – Demonstrated commitment to shareholder return by growing dividend • 2013 outlook: – Reaffirmed 2013 guidance • Continued focus on operations, organic growth initiatives and contract renewals • Grow Adjusted EBITDA ~5% at the midpoint of guidance (up ~3% adjusting for Hurricane Sandy) • Strong Free Cash Flow despite increased interest expense – Anticipating decisions on large potential growth opportunities during FY 2013 – Continued focus on capital allocation for both growth and shareholder returns 7

Financial Overview 8

Q1 2013 Highlights 9 (Unaudited, in millions, except EPS) Q1 ’12 Q1 ’13 Management Remarks Revenue $392 $373 ▲ Higher energy market pricing ▲ Organic growth initiatives ▼ Lower construction revenue ▼ Downtime from maintenance outages ▼ Lower revenues earned to service project debt ▼ Lower recycled metals market pricing Adjusted EBITDA $74 $58 ▲ Higher energy market pricing ▲ Organic growth initiatives ▼ Downtime for maintenance outages ▼ Lower debt service pass through billings ▼ Lower recycled metals market pricing Free Cash Flow $77 $25 ▼ Timing of construction working capital ▼ Decline in Adjusted EBITDA Adjusted EPS $(0.09) $(0.21) ▼ Lower operating income ▼ Increased interest expense

• Maintenance activity is seasonal (unlike most other plant operating expenses) – Typically occurs during the first half (with most activity in Q1) – Maintenance impacts revenue, expenses and maintenance capex • Earn less revenue until the boiler and/or turbine units resume operations • Incur material repair and maintenance expenses • Maintenance timing adversely affected Q1 results – Higher percentage of our scheduled maintenance planned in Q1 2013 vs. Q1 2012 – Largely related to more planned turbine/generator maintenance this quarter – Timing impact will reverse in the second half of the year • Unplanned maintenance also adversely affected Q1 results – Planned turbine generator maintenance more extensive than anticipated – Unplanned turbine/generator and other equipment repairs were required – Lost revenue and increased expense related to unplanned maintenance will not reverse • Full year 2013 maintenance spend outlook – Outlook for total maintenance expense virtually unchanged – Maintenance capital outlook also remains unchanged: $80 to $90 million Q1 Maintenance Impact 10

Revenue: Q1 12 vs. Q1 13 $ in m illion s (Unaudited) 11 1 (1) Organic Growth and Other, net includes metals (quality & quantity), special waste, contract transitions & extensions, contract escalations, energy production, biomass, new units coming online and other organic growth initiatives and operational improvements.

Adj EBITDA: Q1 12 vs. Q1 13 (Unaudited) $ in m illion s 12 1 (1) Organic Growth, Maintenance Timing and Other, net includes metals (quality & quantity), special waste, contract transitions & extensions, contract escalations, energy production, biomass, maintenance timing, new units coming online and other organic growth initiatives and operational improvements.

Free Cash Flow: Q1 12 vs. Q1 13 (Unaudited) $ in m illion s 13 1 1 (1) Includes both construction and other working capital

Adj EPS: Q1 12 vs. Q1 13 (Unaudited) 14 1 (1) Other includes the impact from a higher effective tax rate, lower equity income and lower share count due to share repurchases

• Dividend – Increased dividend by 10% in March 2013 – Annualized cash dividend is now $0.66 per share  3.3% yield1 • Equates to ~33% payout of Free Cash Flow2 • Share repurchases – Repurchased 1.2 million shares during Q1 2013 (~0.9% of shares outstanding) • Repurchased 17.5% of shares outstanding since program inception – Increased the share repurchase authorization • As of 3/31/13, $126 million remaining in share repurchase authorization 15 (Unaudited, in millions) Q1 ’12 Q2 ’12 Q3 ’12 Q4 ’12 FY 2012 Q1 ’13 Share Repurchases $30 $30 $25 $3 $88 $24 Dividends Declared $21 $20 $20 $20 $81 $22 Total Capital Returned $51 $50 $45 $23 $169 $46 Shares Outstanding End of Period 135 133 132 132 132 131 (1) Based on share price of $20.15 as of 3/28/2013. (2) At midpoint of guidance, reaffirmed as of 4/17/2013. Actively Returning Capital

(Unaudited, in millions) 12/31/2011 12/31/2012 3/31/2013 Cash and Cash Equivalents 232$ 246$ 211$ Restricted Funds - Debt Service Principal 113 72 74 Corporate Debt (1) 1,504$ 1,953$ 1,999$ Project Debt (1) 672 314 299 Total Debt Outstanding 2,176$ 2,267$ 2,298$ Stockholders' Equity 1,088$ 1,055$ 962$ Net Debt (2) 1,831$ 1,949$ 2,013$ Availability under Revolving Credit Facility 300$ 584$ 536$ Net Debt / Adjusted EBITDA (3) 3.7 x 4.0 x 4.2 x Debt / Capitalization (4) 66.7% 68.2% 70.5% 16 (1) Debt balances are presented at principal value, not book value. (2) Net debt is calculated as total principal amount of debt outstanding less cash and cash equivalents and debt service principal-related restricted funds. (3) Ratio is computed on consolidated basis. Differs from calculation required under Covanta’s credit facility. See slide 23 for a reconciliation of 2011, 2012 and LTM Adjusted EBITDA. (4) Capitalization is calculated as total debt outstanding plus stockholders’ equity. Capitalization Summary • Balance sheet remains very strong with flexibility and ample liquidity • Completed opportunistic repricing of term loan, lowering rate by 50 bps • Elimination of our pension obligation

• FY 2013 remains on track – FY 2013 guidance reaffirmed – Unchanged 2013 growth investment outlook of $75 to $100 million – Meaningful pick up in all key financial metrics in second half 2013 • Improvement resulting from: organic growth initiatives, energy pricing trends and maintenance timing 17 Full Year and Q2 2013 YoY Outlook (Unaudited, in millions, except EPS) FY 2012 FY 2013 Guidance1 % Change2 2012 vs. 2013 Adjusted EBITDA $492 $500 – $530 +5% Free Cash Flow $262 $250 – $280 +1% Adjusted EPS $0.52 $0.40 – $0.50 -13% • Q2 2013 – Adjusted EBITDA down meaningfully vs Q2 2012  plant maintenance timing – Free Cash Flow to be down meaningfully vs Q2 2012 • Q2 typically low seasonal quarter • Construction working capital usage • Increased year-over-year interest expense – Adjusted EPS to be adversely impacted by lower equity income and higher interest (1) Reaffirmed guidance as of 4/17/2013. (2) At midpoint of guidance, reaffirmed as of 4/17/2013.

Covanta Holding Corporation First Quarter 2013 Earnings Conference Call NYSE: CVA Appendix 18

Q1 2013 Summary Results 19 (Unaudited, in millions, except per share amounts) Q1 2013 2012 Operating revenues Waste and service revenues 231$ 238$ Recycled metals revenues 16 20 Electricity and steam sales 102 91 Other operating revenues 24 43 Total operating revenues 373 392 Operating expenses Plant operating expenses 281 267 Other operating expenses 17 39 General and administrative expenses 24 25 Depreciation and amortization expense 53 50 Net interest expense on project debt 3 8 Total operating expenses 378 389 Operating (loss) income (5)$ 3$ Adjusted EBITDA 58$ 74$ % of Revenue 16% 19% Free Cash Flow 25$ 77$ Adjusted EPS (0.21)$ (0.09)$ Memo: Shares Outstanding End of Period 131 135

• Maintenance activity is seasonal (unlike most other plant operating expenses) – Represents about 25% of plant operating expense – Typically occurs during the first half (with most activity in Q1) • 2013 quarterly maintenance expense timing to be even more weighted to first half – Focus is on optimizing operating performance and on the annual spend – Outlook for total maintenance expense virtually unchanged vs. original plans – Maintenance capital outlook also remains unchanged vs. guidance: $80 to $90 million Maintenance Seasonality 37% 23% 16% 24% 38% 27% 16% 19% 35% 26% 18% 21% 0% 10% 20% 30% 40% Q1 Q2 Q3 Q4 2010 2011 2012 20 % of Maintenance Expense by Quarter

(1) At midpoint of guidance, reaffirmed as of 4/17/2013; based on share price of $20.15 as of 3/28/2013. 21 • Full year Free Cash Flow (FCF) significantly exceeds Net Income on a consistent, sustainable basis – Strong Free Cash Flow yield of 10%1 • Three important factors in FCF calculation to highlight (refer to slide 22 for numerical detail): – Debt Service Billings (DSB) in excess of revenue recognized • Debt Service Revenue recorded on straight line basis (per GAAP) • DSB paid in line with actual payment schedule. Adjustments reflect cash payments received – Depreciation and amortization (D&A) is higher than maintenance capex • Acquisitions resulted in significant intangible assets/step ups to fair value of acquired fixed assets  higher run-rate D&A (no corresponding maintenance capex) • Original construction costs of facilities depreciated over the useful life of the asset (up to 50 years) – Assets do not have recurring maintenance capex on an annual basis – Certain maintenance and repair costs are recorded as an expense in plant maintenance (rather than capitalized) – Tax expense is significantly higher than cash taxes • Significant tax NOL balance (~$392 million as of 12/31/2012)  used to offset federal taxes • Once NOLs fully utilized, Free Cash Flow will be impacted – NOLs to be fully utilized by mid-decade; PTC and AMT carry-forwards to provide additional partial tax shield beyond NOL utilization into late decade Strong Free Cash Flow

Non-GAAP Reconciliation: Adjusted EBITDA & Free Cash Flow (1) Reaffirmed guidance as of 4/17/2013. (2) Depreciation and amortization expense is significantly higher than maintenance capital expenditures due to (a) amortization expense associated with intangible assets recognized in connection with business combinations; (b) the net step-up in our fixed asset book basis recognized in connection with business combinations; and (c) facility construction expenditures related to long-lived assets (40-50 year useful lives) incurred during initial construction, which will not have recurring maintenance capital expenditures on annual basis related to these assets. (3) Cash taxes are significantly lower than income tax expense due to the utilization of our net operating loss carryforwards (NOLs). (4) This amount represents a true-up between (a) revenue recognized in the period for client payments of project debt principal under service fee contract structures, which is accounted for on a straight-line basis over the term of the project debt, and (b) actual billings to clients for debt principal payments in the period. As a result of this adjustment, Adjusted EBITDA reflects the actual amounts billed to clients for debt service principal, not the straight-lined revenue as recognized. (5) Other is primarily non-cash compensation expense, but does include other non-cash expenses. (6) The calculation of Adjusted EBITDA is based on the definitions in the credit facilities of our most significant subsidiary, Covanta Energy, through which we conduct our core waste and energy services business. 22 (Unaudited, in millions) Full Year 2013 2012 Estimated 2013 (1) Net Loss Attributable to Covanta Holding Corporation (25)$ (12)$ $53 - $66 Operating loss related to insurance subsidiaries - 1 (5) - 0 Depreciation and amortization expense (2) 53 50 220 - 210 Debt service expense 39 32 171 - 155 Income tax benefit (3) (17) (8) 40 - 65 Defined benefit pension plan settlement gain (6) - Loss on extinguishment of debt 1 2 Net (loss) income attributable to noncontrolling interests in subsidiaries (1) 1 3 - 8 Other adjustments: Debt service billings in excess of revenue recognized (4) 7 6 Non-cash compensation expense 5 5 Other non-cash items (5) 2 (3) Subtotal other adjustments 14 8 18 - 26 Adjusted EBITDA (6) 58$ 74$ $500 - $530 Adjusted EBITDA (6) 58$ 74$ $500 - $530 Cash interest payments 22 (10) Cash taxes (3) 2 (1) Working capital/other (20) 41 Cash Flow Provided by Operating Activities 62$ 104$ $325 - $360 Cash Flow Provided by Operating Activities 62$ 104$ $325 - $360 Plus: Cash flow used in operating activities from insurance subsidiaries 1 1 5 - 10 Less: Maintenance capital expenditures (38) (28) (80) - (90) Free Cash Flow 25$ 77$ $250 -$280 Memo: Shares Outstanding End of Period 131 135 Q1

Non-GAAP Reconciliation: Adjusted EBITDA 23 Note: Adjusted EBITDA results provided to reconcile the denominator of the Net Debt / Adjusted EBITDA ratios on slide 16 Please see slide 22 for the text of footnotes 2 to 5. Full Year LTM (Unaudited, in millions) 2011 2012 3/31/2013 Net Income from Continuing Operations 79$ 116$ 103$ Operating loss related to Insurance subsidiaries 2 10 9 Depreciation and amortization expense (2) 193 195 198 Debt service expense 122 145 152 Income tax expense (adjusted for reversal of uncertain tax positions related to pre-emergence tax matters) (3) 52 26 17 Reversal of uncertain tax positions related to pre-emergence tax matters (24) - - Non-cash liability to pre-petition creditors 15 - - Write-off of intangible liability - (29) (29) Write-off of renewable fuels project - 16 16 Write-off of net gain related to lease termination - (44) (44) Development costs 5 11 11 Defined benefit pension plan settlement expense - 11 5 Loss on extinguishment of debt 1 3 2 Gain on sale of business (9) - - Net income attributable to noncontrolling interests in subsidiaries 5 2 - Other adjustments: Debt service billings in excess of revenue recognized (4) 22 9 10 Non-cash compensation expense 18 17 17 Other non-cash items (5) 13 4 9 Subtotal other adjustments 53 30 36 Adjusted EBITDA 494$ 492$ 476$

24 (1) Reaffirmed guidance as of 4/17/2013. Non-GAAP Reconciliation: Adjusted EPS (Unaudited, in millions, except per share amounts) Full Year 2013 2012 Estimated 2013 (1) Diluted Loss Per Share (0.19)$ (0.09)$ $0.42 - $0.52 Reconciling Items (0.02) - (0.02) Adjusted EPS (0.21)$ (0.09)$ $0.40 - $0.50 Reconciling Items Operating loss related to insurance subsidiaries -$ 1$ Defined benefit pension plan settlement gain (6) - Loss on extinguishment of debt 1 2 Effect of foreign exchange gain on indebtedness - (3) Other 1 - Total Reconciling Items, pre-tax (4) - Proforma income tax impact 2 - Total Reconciling Items, net of tax (2)$ -$ Diluted Loss Per Share Impact (0.02)$ -$ Weighted Average Diluted Shares Outstanding 130 134 Q1

Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities from continuing operations, excluding the cash flow provided by or used in our insurance subsidiaries, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facilities. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects or make principal payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow reconciled for all periods to cash flow provided by operating activities from continuing operations, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide further information that is useful to an understanding of the financial covenants contained in the credit facilities of our most significant subsidiary, Covanta Energy, through which we conduct our core waste and energy services business, and as additional ways of viewing aspects of its operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our core business. The calculation of Adjusted EBITDA is based on the definition in Covanta Energy’s credit facilities, which we have guaranteed. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income. Because our business is substantially comprised of that of Covanta Energy, our financial performance is substantially similar to that of Covanta Energy. For this reason, and in order to avoid use of multiple financial measures which are not all from the same entity, the calculation of Adjusted EBITDA and other financial measures presented herein are ours, measured on a consolidated basis for continuing operations, less the results of operations of our insurance subsidiaries. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA reconciled for all periods to net loss from continuing operations and cash flow provided by operating activities from continuing operations, which are believed to be the most directly comparable measures under GAAP. Adjusted EPS We use the non-GAAP measure of Adjusted EPS to enhance the usefulness of our financial information by providing a measure which management internally uses to assess and evaluate the overall performance and highlight trends in the ongoing business. Adjusted EPS excludes certain income and expense items that are not representative of our ongoing business and operations, which are included in the calculation of Diluted Earnings Per Share in accordance with GAAP. The following items are not all-inclusive, but are examples of reconciling items in prior comparative and future periods. They would include the results of operations of our insurance subsidiaries, write-off of assets and liabilities, the effect of derivative instruments not designated as hedging instruments, significant gains or losses from the disposition or restructuring of businesses, income and loss from discontinued operations, transaction-related costs, income and loss on the extinguishment of debt and other significant items that would not be representative of our ongoing business. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EPS reconciled for all periods to diluted earnings per share from continuing operations, which is believed to be the most directly comparable measure under GAAP. Non-GAAP Financial Measures 25